                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                         --------------------------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              September 15,  1997
                                                            -------------------

The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                  333-20817-10              upper tier    91-184-6078
----------                  ------------              -------------------------
                                                      lower tier    91-184-8675
                                                      -------------------------

State or other         (Commission                  (IRS Employer
jurisdiction of        File Number)                 ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey  07083
--------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                (908) 686-2000
                                                    --------------


                                      n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the September 15, 1997 Remittance Date.


Item 7         Financial Statements and Exhibits
               ---------------------------------

       The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities a Commission on November 14, 1996.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned the duly authorized.





                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                             ---------------------
                                                Harry Puglisi
                                                  Treasurer




              Dated:    September 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-II
                                    -------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II FOR THE SEPTEMBER 10, 1997 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                                   $5,550,031.71


    LESS: SERVICE FEE                                                               48,550.48
               CONTINGENCY FEE                                                      48,550.48
               OTHER SERVICER FEES (Late Charges / Escrow)                           7,862.61
               UNREIMBURSED MONTHLY ADVANCES                                             0.00
                                                                                --------------

                                                                                   104,963.57
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                                0.00
               PRE-FUNDING ACCOUNT TRANSFER                                        149,777.34
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                72,355.69
                                                                                --------------

                                                                                   222,133.03
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00

                                                                                --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                           5,667,201.17
                                                                                ==============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    89,351,369.40

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    13,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                                   4,282,986.78
     CLASS A-2                                                                           0.00
     CLASS A-3                                                                           0.00
     CLASS M-1                                                                           0.00
     CLASS M-2                                                                           0.00
     CLASS B                                                                             0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                         4,282,986.78


4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                         0.00
        CLASS M REALIZED LOSS AMOUNT                                         0.00
        CLASS B REALIZED LOSS AMOUNT                                         0.00
        AGGREGATE REALIZED LOSS AMOUNT                                       0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                            3,408,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                           1,831,931.11
    # OF LOANS                                                                143

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                     537,575.37

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                     715,841.12

9.  AMOUNT OF INTEREST RECEIVED                                      2,448,648.32

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
           MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
            ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                        0.00

       (B)  AMOUNT OF COMPENSATING INTEREST                                571.37

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                          0.00

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         473,562.26
         (B) PRINCIPAL DISTRIBUTION AMOUNT      4,282,986.78
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                           4,756,549.04

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         338,870.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                             338,870.00

      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         157,055.63
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                             157,055.63


     CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         969,487.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT      4,282,986.78
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS A REMITTANCE AMOUNT                          5,252,474.66

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         197,921.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                          197,921.88

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         120,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                          120,312.50

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         318,234.38
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS M REMITTANCE AMOUNT                            318,234.38

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          88,343.75
         (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL CLASS B REMITTANCE AMOUNT                             88,343.75

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       1,376,066.01
         (B) PRINCIPAL DISTRIBUTION AMOUNT      4,282,986.78
         (C) CARRY FORWARD AMOUNT                       0.00
         (D) MONTHLY ADVANCE                            0.00

         TOTAL REMITTANCE AMOUNT                                  5,659,052.79

      14.(A) REIMBURSABLE AMOUNT (I-22)                                   0.00
         (B) CLASS X REMITTANCE AMOUNT PAYABLE
             PURSUANT TO SECTION 6.08(d) (iii) & (iv)                     0.00

      15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                  85,068,382.62


      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                61,800,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                27,675,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                33,125,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                18,750,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                13,750,000.00

    (G) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                               240,168,382.62

16. TRIGGER EVENT CALCULATION                                                                            TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) DOES NOT EXCEED 50% OF (ii)
           (i) SIXTY-DAY DELINQUENCY RATIO                                                     0.91%
           (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                         12.76%     0.00%       YES

    (2)  BOTH (A) AND (B)

            (A) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                       EXCEEDS 9%           OR                                                 0.00%
                (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,500,000                         0.00          NO

             (B) EITHER (X) OR (Y)
                   (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                         EXCEEDS 15%           OR                                              0.00%
                  (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,500,000                         0.00          NO      NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

        (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                               230,701,369.40
        (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD      204,990,527.30      112.54%    YES

                       IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                       YES

17. CUMULATIVE REALIZED LOSSES                                                  0.00

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                       0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                           48,550.48

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                         48,550.48

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE             8,148.38

    (D) FHA PREMIUM ACCOUNT                                                 8,193.96

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                 0.00
           (B) SECTION 5.04 (c)                                                 0.00
           (C) SECTION 5.04 (d)(ii)                                             0.00
           (D) SECTION 5.04 (e)                                                 0.00
           (E) SECTION 5.04 (f)(i)                                         97,100.96

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                 85,068,382.62     0.89640024
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                94,900,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                 61,800,000.00     1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                61,800,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                 27,675,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                27,675,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                 33,125,000.00     1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                33,125,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                 18,750,000.00     1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                18,750,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                 13,750,000.00     1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                13,750,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                     240,168,382.62     0.96067353
    ORIGINAL POOL  PRINCIPAL BALANCE                   250,000,000.00


22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                12.618%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                  14.168%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                  6.802%

                                                                --------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR             06/30/97      07/31/97        08/31/97
                                                                --------------------------------------
                                                                 12.628%       12.628%         12.618%

23. (A) SENIOR PERCENTAGE                                                      100.00%

    (B) CLASS B PERCENTAGE                                                      0.00%

24. (A) SPREAD AMOUNT                                                            0.00

    (B) SPECIFIED SUBORDINATED AMOUNT                                   24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                     0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                     0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                     0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                     0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                     0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                     0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE         1,197,639.18

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                   8,193.96
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)      9,742.96

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
         RECEIVED DURING THE MONTH                                               0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                               25,000,000.00

30.CLAIMS FILED DURING THE DUE PERIOD                                            0.00

31. CLAIMS PAID DURING THE PERIOD                                                0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                       0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                          0.00

34. OTHER INFORMATION                                                             N/A


                                  EXHIBIT O
                  REMIC DELINQUENCIES AS OF -AUGUST 31, 1997

REMIC        OUTSTANDING             #
SERIES       DOLLARS                 ACCOUNTS      RANGES              AMOUNT          NO       PCT
1997-II      $243,195,757.60             13,016    1 TO 29 DAYS      29,386,235.30    1,627    12.08%
                                                  30 TO 59 DAYS       4,640,638.61      280     1.91%
                                                  60 TO 89 DAYS       2,209,758.35      126     0.91%
                                                  90 AND OVER         1,471,861.03       84     0.61%

                                                  FORECLOSURE                 0.00        0     0.00%
                                                  REO PROPERTY                0.00        0     0.00%



                                                  TOTALS            $37,708,493.29    2,117    15.51%
                                                                =====================================

1997-II

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE              CLASS A-1              CLASS A-2                CLASS A-3                  CLASS M-1
-----------------------------------------------------------------------------------------------------------

(ii)                     941.53                1,000.00                 1,000.00                   1,000.00

(vi)                      19.30                    0.00                     0.00                       0.00

(vii)                      5.66                    0.00                     0.00                       0.00

(viii)                     7.54                    0.00                     0.00                       0.00


(xiii)   (a)               4.99                    5.48                     5.68                       5.98
         (b)              45.13                    0.00                     0.00                       0.00
         (c)               0.00                    0.00                     0.00                       0.00
         (d)               0.00                    0.00                     0.00                       0.00


(xv)                     896.40                1,000.00                 1,000.00                   1,000.00


(xxxv)                     0.00                    0.00                     0.00                       0.00



SUBCLAUSE                                     CLASS M-2                                           CLASS B
---------                                     ---------                                           -------

(ii)                                           1,000.00                                            1,000.00

(vi)                                               0.00                                                0.00

(vii)                                              0.00                                                0.00

(viii)                                             0.00                                                0.00


(xiii)    (a)                                      6.42                                                6.43
          (b)                                      0.00                                                0.00
          (c)                                      0.00                                                0.00
          (d)                                      0.00                                                0.00


(xv)                                           1,000.00                                           1,000.00


(xxxv)                                             0.00                                               0.00